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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 October 2, 2003
                Date of Report (Date of earliest event reported)



                             UNITED NATIONAL BANCORP
             (Exact name of registrant as specified in its charter)

                        Commission File Number 000-16931

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
           New Jersey                                       22-2894827
   (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                       Identification No.)
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                               1130 Route 22 East
                           Bridgewater, NJ 08807-0010
          (Address of principal executive offices, including zip code)


                                 (908) 429-2200
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)





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Item 5.    Other Events
           In accordance with the Securities and Exchange Commission's ("SEC") Release No. 33-8176, "Conditions for Use of Non-GAAP Financial Measures," and the SEC's "Frequently Asked Questions Regarding the Use of Non-GAAP Financial Measures" dated June 13, 2003, a summary of reconciliations of non-GAAP financial measures included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002, as amended, is attached hereto as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits

           (c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith.







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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UNITED NATIONAL BANCORP
                                           (Registrant)


           Date:  October 2, 2003           By: /s/ Alfred J. Soles
                                                --------------------------------
                                                Alfred J. Soles
                                                Senior Vice President and Chief
                                                Financial Officer








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                                  EXHIBIT INDEX


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Number         Description                                                                   Method of Filing
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
99.1           Identification and reconciliation of non-GAAP financial measures              Filed Herewith
               included in United National Bancorp Annual Report on Form 10-K for
               the year ended December 31, 2002, as amended.

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